SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): August 12, 2005


                          HOUSTON AMERICAN ENERGY CORP.
             ------------------------------------------------------
               (Exact name of registrant as specified in Charter)


             Delaware                     0-33027             76-0675953
-----------------------------------   ---------------   -----------------------
  (State or other jurisdiction of       (Commission          (IRS Employer
   incorporation or organization)        File No.)        Identification No.)


                          801 Travis Street, Suite 2020
                              Houston, Texas 77002
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               (Address of Principal Executive Offices)(Zip Code)


                                  713-222-6966
                          -----------------------------
                            (Issuer Telephone number)


        -----------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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
Item 1.01      Entry into a Material Definitive Agreement.

Adoption of Stock Option Plan
-----------------------------

In connection with the appointment of new directors (described in Item 5.02 below), the Board of Directors has approved and adopted, subject to shareholder approval, the Houston American Energy Corp 2005 Stock Option Plan (the "Plan").

Under the Plan, the Board or Compensation Committee, has the authority to grant incentive stock options and non-qualified stock options to employees, directors and consultants. 500,000 shares of common stock are reserved under the Plan.

Director Compensation
---------------------

In connection with the appointment of the new directors, the Board approved compensation of non-employee directors to consist of:

     -    20,000 stock options granted on appointment and annually thereafter;
     -    $1,000 per meeting ($500 per telephonic meeting); and
     - Reimbursement of all direct costs of attendance or participation in meetings.

In accordance with such action, each of O. Lee Tawes III, Stephen Hartzell and Edwin Broun III were granted 20,000 stock options exercisable for a period of ten years at a price of $2.00 per share.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On August 12, 2005, Houston American Energy Corp. appointed as directors of the company O. Lee Tawes III, Edwin Broun III and Stephen Hartzell.

None of the new directors has been appointed, as yet, to any committees of the Board.

There were no arrangements or understandings between the newly appointed directors and any other person pursuant to which each of the new directors was appointed.

Mr. Tawes, age 57, is Executive Vice President and Head of Investment Banking, and a Director at Northeast Securities Inc. From 2000-2001 he was Managing Director of Research for C.E. Unterberg, Towbin, an investment and merchant banking firm specializing in high growth technology companies. Mr. Tawes spent 20 years at Oppenheimer & Co. Inc. and CIBC World Markets, where he was Director of Equity Research from 1991 to 1999. He was also Chairman of the Stock Selection Committee at CIBC, a member of the firm's Executive Committee, and Commitment Committee. From 1972 to 1990, Mr. Tawes was an analyst covering the food and diversified industries at Goldman Sachs & Co. from 1972 to 1979, and Oppenheimer from 1979 to 1990. As food analyst, he was named to the Institutional Investor All America Research Team five times from 1979 through 1989. Mr. Tawes has served as a Director of Baywood International, Inc. since 2001. Mr. Tawes is a graduate of Princeton University and received his MBA from Darden School at the University of Virginia.


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
Mr. Broun, age 53, is the owner/operator of Broun Energy, LLC, an oil and gas exploration and production company. He co-founded, and from 1994 to 2003 was Vice President and Managing Partner of, Sierra Mineral Development, L.C., an oil and gas exploration and production company where he was responsible for reserve and economic evaluation of acquisitions, drill site selection and workover design. From 1992 to 1994 he was a partner and consultant in Tierra Mineral Develoment, L.C., where he evaluated, negotiated and structured acquisitions, workovers and divestitures of oil and gas holdings. From 1975 to 1992, Mr. Broun served in various petroleum engineering capacities, beginning as a petroleum engineer with Atlantic Richfield Company from 1975 to 1979 and Tenneco Oil Company from 1979 to 1982 and rising to serving in various management capacities as Acquisitions Manager from 1982 to 1986 and Vice President, Engineering from 1986 to 1987 at ITR Petroleum, Inc.; Vice President, Acquisitions from 1987 to 1988 and Vice President, Houston District from 1988 to 1990 at General Atlantic Resources, Inc.; and Vice President, Engineering and Acquisitions from 1990 to 1992 at West Hall Associates, Inc. Mr. Broun received his B.S. in Petroleum Engineering from the University of Texas and an M.S. in Engineering Management from the University of Alaska.

Mr. Hartzell, age 51, has over 27 years of experience as a petroleum geologist. Since 2003, Mr. Hartzell has been an owner operator of Southern Star Exploration, LLC, an independent oil and gas company. From 1986 to 2003, Mr. Hartzell served as an independent consulting geologist. From 1978 to 1986, Mr. Hartzell served as a petroleum geologist, division geologist and senior geologist with Amoco Production Company, Tesoro Petroleum Corporation, Moore McCormack Energy and American Hunter Exploration. Mr. Hartzell received his B.S. in Geology from Western Illinois University and an M.S. in Geology from Northern Illinois University.

Mr. Tawes has, from time to time in the past, entered into transactions with Houston American Energy, either directly, or indirectly. Mr. Tawes previously loaned funds to Houston American Energy and in December 2003 converted the entire principal and accrued interest on those loans, in the amount of $186,016.83, into 465,042 shares of common stock. In May 2005, Northeast Securities, Inc. acted as placement agent in connection with Houston American Energy's offer and sale of $2,125,000 of Subordinated Convertible Notes for which Northeast Securities received commissions totaling $127,500 and a warrant to purchase 191,250 shares of common stock at $1.00 per share. Mr. Tawes is Executive Vice President, head of Investment Banking and a Director of Northeast Securities. Mr. Tawes has also been granted overriding royalty interests in certain properties in exchange for various services relating to oil and gas property acquisition and financing. Payments to Mr. Tawes under those overriding royalty interests totaled approximately $14,000 during 2004.

Mr. Broun purchased $200,000 of Subordinated Convertible Notes offered by Houston American Energy in May 2005.

Except as described above, there have been no related party transactions between Houston American Energy and the newly appointed directors since the beginning of 2004.


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
Item 9.01      Financial Statements and Exhibits.

(c)  Exhibits

     Exhibit No.                   Description
     -----------                   -----------

     10.1           Houston American Energy Corp. 2005 Stock Option Plan
     10.2           Form of Director Stock Option Agreement
     99.1           Press Release of Houston American Energy Corp., dated August
                    15, 2005

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HOUSTON AMERICAN ENERGY CORP.

Dated:  August 15, 2005
                                   By:  /s/ John Terwilliger
                                        John Terwilliger,
                                        President and
                                        Chief Executive Officer


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